Exhibit 32.1

CHRYSLER GROUP LLC

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sergio Marchionne, Chairman and Chief Executive Officer, President and Chief Operating Officer of Chrysler Group LLC (the “Company”), hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

1.	the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2012	/S/ SERGIO MARCHIONNE
Sergio Marchionne
Chairman and Chief Executive Officer,
President and Chief Operating Officer